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                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                               ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                            OHIO NATIONAL FUND, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                            OHIO NATIONAL FUND, INC.
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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

                                                           One Financial Way
                                                           Cincinnati, Ohio
                                                           45242

                                                           Post Office Box 237
                                                           Cincinnati, Ohio
                                                           45201-0237
                                                           Telephone:
Ohio National Fund(SM)                                     513-794-6100

December 18, 2000

Dear Ohio National Variable Contract Owner:

Enclosed are information and voting instructions from your Ohio National Fund Board of Directors regarding a special shareholders meeting on February 1, 2001, to seek your approval of a new subadvisory agreement for the Core Growth portfolio.

The parent of Pilgrim Baxter & Associates (the Core Growth portfolio's subadviser) was recently merged into another corporation. Because of this, we need to enter into a new subadvisory agreement with Pilgrim Baxter. The new agreement will be identical to the current one. There will be no change in the portfolio's management or fees.

Your Board of Directors believes that approval of the proposal is in your best interests. We recommend that you vote FOR the proposal.

Although you are not a Fund shareholder, it is your right to instruct us how to vote the Core Growth portfolio shares attributed to your variable contract.

Please complete, sign and return the voting instructions promptly in the envelope provided. No postage is needed if you mail it in the United States. Your instructions are important! As always, we thank you for your confidence and support.

Sincerely,

/s/ JOHN J. PALMER
John J. Palmer
President

[OHIO NATIONAL FINANCIAL SERVICES LOGO]

                            OHIO NATIONAL FUND, INC.
                               One Financial Way
                             Montgomery, Ohio 45242

                            ------------------------

                             CORE GROWTH PORTFOLIO

                            ------------------------

                       NOTICE OF MEETING OF SHAREHOLDERS

                                                                February 1, 2001

     A special meeting of the shareholders of the Core Growth Portfolio of Ohio National Fund, Inc. will be held at the Fund's office at One Financial Way in Montgomery, Ohio. The meeting will begin at 10:00 a.m. eastern time on February 1, 2001. The reason for the meeting is for you to act on the proposed new subadvisory agreement with Pilgrim Baxter & Associates, Ltd. and to transact any other business that may properly come before the meeting.

     You are entitled to receive this notice and to vote at the special meeting if you were a shareholder of record of the Core Growth portfolio at the close of business on November 10, 2000.

     FOR THE REASONS GIVEN IN THE ATTACHED PROXY STATEMENT, WE (THE FUND'S MANAGEMENT AND BOARD OF DIRECTORS) RECOMMEND THAT YOU VOTE FOR THE PROPOSAL.

                                        /S/ RONALD L. BENEDICT
                                        Ronald L. Benedict
                                        Secretary

December 18, 2000

                            OHIO NATIONAL FUND, INC.
                               ONE FINANCIAL WAY
                             MONTGOMERY, OHIO 45242

                                PROXY STATEMENT

                     SPECIAL MEETING OF SHAREHOLDERS OF THE
                             CORE GROWTH PORTFOLIO

                                February 1, 2001

     We (the management and Board of Directors of Ohio National Fund, Inc.) are soliciting proxies for a special meeting of the shareholders of the Core Growth portfolio. The meeting will be held at 10:00 a.m. eastern time on February 1, 2001. We are sending you this proxy statement and its enclosures if you are a shareholder of the Core Growth portfolio or if you have a variable contract with values allocated to the portfolio. We are mailing the statement on or about December 18, 2000. Each shareholder of record as of the close of business on November 10, 2000 is entitled to one vote for each share owned at that time.

     You may revoke your proxy before the meeting by giving written notice to the Secretary of the Fund or by appearing in person at the meeting and notifying the Secretary that you intend to revoke your proxy. Your latest proxy revokes any earlier ones. All proxies that are properly signed and received in time and not revoked will be voted as marked. If you sign and return a proxy but do not show how you want to vote, we will vote it in favor of the proposals. We will vote the interests of any variable contract owners from whom we receive no voting instructions in proportion with the instructions that we do receive before the meeting.

     The Fund will pay the printing, mailing and legal costs for soliciting the proxies. The investment adviser, Ohio National Investments, Inc. (the "Adviser") will pay all other costs. The subadviser, Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") will reimburse the Fund and the Adviser for some or all of the proxy solicitation expenses. Employees of the Fund and the Adviser will not get any extra compensation for soliciting proxies.

     As of November 10, 2000, 100% of the issued and outstanding shares of the Core Growth portfolio were owned of record by The Ohio National Life Insurance Company ("ONLI") and Ohio National Life Assurance Corporation ("ONLAC") (together called "Ohio National Life"). These shares were allocated to Ohio National Life's separate accounts as follows:

ONLI Variable Account A.............................       802,077
ONLI Variable Account B.............................       297,477
ONLI Variable Account C.............................     1,095,978
ONLI Variable Account D.............................        42,075
ONLAC Variable Account R............................       294,799
                                                        ----------
     Total Shares...................................     2,532,406

     EACH SHARE IS ENTITLED TO ONE VOTE. FOR FREE COPIES OF THE FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL FINANCIAL REPORTS, CONTACT DENNIS R. TANEY (TREASURER) AT ONE FINANCIAL WAY, MONTGOMERY, OHIO 45242. TELEPHONE 877-781-6392.

                              SUMMARY OF PROPOSAL

     We have approved a new Subadvisory Agreement between the Adviser and Pilgrim Baxter and we are now asking you to approve the new agreement.

     A majority vote of the eligible shareholders of the Core Growth portfolio is required for the new agreement to be approved. Under the Investment Company Act of 1940 (the "1940 Act"), a majority vote requires at least:

        - 67% of the shares represented at a meeting (by proxy or in person) where more than half of the outstanding shares are represented, or

        - More than half of all the outstanding shares.

WE RECOMMEND THAT YOU APPROVE THE NEW SUBADVISORY AGREEMENT.

                          INVESTMENT ADVISORY SERVICES

     The Adviser is a wholly-owned subsidiary of ONLI. Under the Investment Advisory Agreement between the Adviser and the Fund, the Adviser regularly recommends an investment program consistent with the Fund's investment policies. Once the Board of Directors approves an investment program, the Adviser implements the program by placing orders for the purchase and sale of securities. The Adviser also provides the Fund with office space, necessary clerical personnel (other than those provided by agreements between the Fund and Firstar Bank, N.A. (Cincinnati, Ohio), which serves as custodian, and American Data Services, Inc. (Hauppauge, New York) which serves as transfer agent and servicing agent for the Fund), and services of executive and administrative personnel. The Fund does not have a principal underwriter. The Fund does not have a primary Administrator, although Firstar Bank, N.A. and America Data Services provide the administrative or business management services indicated above.

     The Adviser is the investment adviser to the following portfolios of the Fund (assets shown as of November 10, 2000):

Equity.......................................    $346,995,802
Money Market.................................      72,406,670
Bond.........................................      26,555,893
Omni.........................................     141,648,737
International................................     128,431,113
International Small Company..................      32,539,214
Capital Appreciation.........................      66,080,339
Small Cap....................................     172,446,936
Aggressive Growth............................      25,954,692
Core Growth..................................      41,403,311
Growth & Income..............................     118,343,946
Capital Growth...............................      42,448,930
S&P 500 Index................................     213,230,185
High Income Bond.............................      14,436,430
Equity Income................................       8,641,506
Blue Chip....................................       7,147,559
Social Awareness.............................       3,072,176
Strategic Income.............................       3,191,697
Firstar Growth & Income......................       4,255,253
Relative Value...............................      11,157,170
Nasdaq-100 Index.............................       6,953,193

     Under a Service Agreement among the Fund, the Adviser and ONLI, ONLI has agreed to furnish the Adviser, at cost, the research facilities, services and personnel the Adviser may need to perform it duties under the Investment Advisory Agreement. The Adviser has agreed to reimburse ONLI for its expenses in this regard. The Fund has not paid to the Adviser, or to any of its affiliates, any compensation for services other than under the Investment Advisory Agreement during the last fiscal year. The Adviser is a wholly-owned subsidiary of ONLI. The address of the Adviser, ONLI and the Fund is One Financial Way, Montgomery, Ohio 45242.

     The president of the Adviser is Christopher A. Carlson. The Adviser's directors are Mr. Carlson, Michael A. Boedeker, David B. O'Maley, John J. Palmer and Michael D. Stohler. Messrs. Carlson, Boedeker and Stohler are principally employed as investment officers of ONLI. Messrs. Carlson and Boedeker are also vice presidents of the Fund. Mr. O'Maley is Chairman, President and Chief Executive Officer of the Adviser's parent, ONLI. Mr. Palmer is President of the Fund and Executive Vice President, Strategic Initiatives, of ONLI. The Adviser's secretary, Ronald L. Benedict, is also the secretary and a director of the Fund. He is principally employed as legal counsel to ONLI and its affiliates. The business address of each of these individuals is One Financial Way, Montgomery, Ohio 45242.

     The Investment Advisory Agreement and Service Agreement were both entered into as of May 1, 1996.

     As compensation for its services, the Adviser receives from the Fund annual fees on the basis of each portfolio's average daily net assets during the month for which the fees are paid based on the following schedule:

        - for the Equity portfolio, 0.80% of the first $500 million, and 0.75% of average daily net assets over $500 million;

        - for each of the Bond, Omni and Social Awareness portfolios, 0.60% of the first $100 million, 0.50% of the next $150 million, 0.45% of the next $250 million, 0.40% of the next $500 million, 0.30% of the next $1 billion, and 0.25% of average daily net assets over $2 billion;

        - for the Money Market portfolio, 0.30% of the first $100 million, 0.25% of the next $150 million, 0.23% of the next $250 million, 0.20% of the next $500 million, and 0.15% of average daily net assets over $1 billion; (The adviser is presently waiving any of its fees for the Money Market portfolio in excess of 0.25%.)

        - for each of the International, Relative Value, Capital Growth, Blue Chip and Firstar Growth & Income portfolios, 0.90% of each portfolio's daily net assets; (The Adviser is presently waiving any of its fees for the International portfolio in excess of 0.85%.)

        - for each of the Capital Appreciation, Small Cap, Aggressive Growth and Strategic Income portfolios, 0.80% of each portfolio's average daily net assets;

        - for the Core Growth portfolio, 0.95% of the first $150 million, and 0.80% of average daily net assets over $150 million;

        - for the Growth & Income portfolio, 0.85% of the first $200 million, and 0.80% of average daily net assets over $200 million;

        - for the S&P 500 Index portfolio, 0.40% of the first $100 million, 0.35% of the next $150 million, and 0.33% of average daily net assets over $250 million;

        - for the International Small Company portfolio, 1.00% of that portfolio's average daily net assets, and

        - for each of the High Income Bond, Equity Income and Nasdaq-100 Index portfolios, 0.75% of each portfolio's average daily net assets.

     During 1999, the Adviser received $7,848,175 in fees from the Fund.

     Under the Investment Advisory Agreement, the Fund authorizes the Adviser to retain sub-advisers for the Equity, International, International Small Company, Capital Appreciation, Small Cap, Aggressive Growth, Core Growth, Growth & Income, Strategic Income, Firstar Growth & Income, Relative Value, Capital Growth, High Income Bond, Equity Income and Blue Chip portfolios, subject to the approval of the Fund's Board of Directors. The Adviser has entered into Sub-Advisory Agreements with sub-advisers, to manage the investment and reinvestment of those Portfolios' assets, subject to supervision by the Adviser. As compensation for their sub-advisory services the Adviser pays:

     - Legg Mason Funds Management, Inc. a fee at the annual rate of 0.45% of the first $500 million, and 0.40% of average daily assets in excess of $500 million of the Equity portfolio;

     - Federated Global Investment Management Corp. fees at the annual rate of

        - 0.40% of the first $200 million, and 0.35% of average daily net assets in excess of $200 million of the International portfolio, and

        - 0.75% of the first $100 million, and 0.65% of average daily net assets in excess of $100 million of the International Small Company portfolio;

     - Jennison Associates LLC a fee at the annual rate of 0.75% of the first $10 million, 0.50% of the next $30 million, 0.35% of the next $25 million, 0.25% of the next $335 million, 0.22% of the next $600 million, and 0.20% of the average daily net assets in excess of $1 billion of the Capital Appreciation portfolio;

     - Founders Asset Management LLC a fee at the annual rate of 0.55% of the first $150 million, 0.50% of the next $150 million, and 0.40% of average daily net assets in excess of $300 million of the Small Cap portfolio;

     - Janus Capital Corporation a fee at the annual rate of 0.55% of the first $100 million, 0.50% of the next $400 million, and 0.45% of average daily net assets in excess of $500 million of the Aggressive Growth portfolio;

     - Pilgrim Baxter a fee at the annual rate of 0.65% of the first $50 million, 0.60% of the next $100 million, and 0.50% of average daily net assets in excess of $150 million of the Core Growth portfolio;

     - RS Investment Management Co. LLC fees at the annual rate of

        - 0.60% of the first $100 million, 0.55% of the next $100 million, and 0.50% of average daily net assets in excess of $200 million of the Growth & Income portfolio, and

        - 0.64% of the first $100 million, 0.60% of the next $100 million, and 0.50% of average daily net assets in excess of $200 million in the Capital Growth portfolio.

     - Firstar Investment Research & Management Company, LLC fees at the annual rate of

        - 0.55% of the first $50 million and 0.50% of average daily net assets in excess of $50 million of the Strategic Income portfolio;

        - 0.65% of the first $50 million and 0.60% of average daily net assets in excess of $50 million of the Firstar Growth & Income portfolio, and

        - 0.65% of the first $50 million and 0.60% of average daily net assets in excess of $50 million of the Relative Value portfolio, and

     - Federated Investment Counseling fees at the annual rate of

        - 0.50% of the first $30 million, 0.40% of the next $20 million, 0.30% of the next $25 million, and 0.25% of average daily net assets in excess of $75 million of the High Income Bond portfolio, and

        - 0.50% of the first $35 million, 0.35% of the next $65 million, and 0.25% of average daily net assets in excess of $100 million for directing the investment and reinvestment of the assets of each of the Equity Income and Blue Chip portfolios.

     The Board of Directors and shareholders of each portfolio initially voted to approve the current Investment Advisory, Service and Sub-Advisory Agreements on the dates listed below:

                                                              BOARD OF
                                                              DIRECTORS    SHAREHOLDERS
                                                              ---------    ------------
Equity (Investment Advisory and Service)....................   1-24-96       3-28-96
Equity (Sub-Advisory).......................................   5-20-99       7-22-99
Money Market................................................   1-24-96       3-28-96
Bond........................................................   1-24-96       3-28-96
Omni........................................................   1-24-96       3-28-96
International (Investment Advisory and Service).............   1-24-96       3-28-96
International (Sub-Advisory)................................   12-9-98       4-05-99
Capital Appreciation........................................   1-24-96       3-28-96
Small Cap (Investment Advisory and Service).................   1-24-96       3-28-96
Small Cap (Sub-Advisory)....................................  11-19-97       2-17-98
International Small Company (Investment Advisory and
  Service)..................................................   1-24-96       3-28-96
International Small Company (Sub-Advisory)..................   12-9-98       4-05-99
Aggressive Growth...........................................   1-24-96       3-28-96
Core Growth.................................................   8-22-96       1-02-97
Growth & Income (Investment Advisory and Service)...........   8-22-96       1-02-97
Growth & Income (Sub-Advisory)..............................   2-24-99       4-05-99
S&P 500 Index...............................................   8-22-96       1-02-97
Social Awareness............................................   8-22-96       1-02-97
Strategic Income............................................   8-22-96       1-02-97
Firstar Growth & Income (Investment Advisory and Service)...   8-22-96       1-02-97
Firstar Growth & Income (Sub-Advisory)......................   2-24-99       4-05-99
Relative Value..............................................   8-22-96       1-02-97
Small Cap Growth (Investment Advisory and Service)..........   2-11-98       4-30-98
Small Cap Growth (Sub-Advisory).............................   2-24-99       4-05-99
High Income Bond............................................   2-11-98       4-30-98
Equity Income...............................................   2-11-98       4-30-98
Blue Chip...................................................   2-11-98       4-30-98
Nasdaq-100 Index............................................    3-8-00        5-1-00

     These agreements will continue in force from year to year if they are approved at least annually by (a) a majority of the Fund's directors who are not parties to the agreements or interested persons of any such party, with votes to be cast in person at a meeting called for the purpose of voting on such continuance, and also by (b) a majority of the Board of Directors or by a majority of the outstanding voting securities of each portfolio voting separately.

     The Investment Advisory, Service and Sub-Advisory Agreements may be terminated at any time, without the payment of any penalty, if we give 60 days' written notice to the Adviser or, as to any portfolio, by a vote of the majority of the portfolio's outstanding voting securities. The Investment Advisory Agreement may be terminated by the Adviser on 90 days' written notice to the Fund. The Service Agreement may be terminated, without penalty, by the Adviser or ONLI on 90 days' written notice to the Fund and the other party. The Sub-Advisory Agreements may be terminated, without penalty, by the Adviser or the sub-adviser on 90 days' written notice to the Fund and the other party. An Agreement will automatically terminate if it is assigned.

     In addition to being the investment adviser to the Fund, the Adviser is also the investment adviser to ONE Fund, Inc. ("ONE Fund") and Dow Target Variable Fund LLC ("Dow Target"). ONE Fund presently consists of the following portfolios:

                                                  NET ASSETS
           ONE FUND PORTFOLIO                    (11/10/2000)
           ------------------                ---------------------
Money Market.............................         $15,559,214
Income...................................           5,625,634
Income & Growth..........................          10,605,111
Growth...................................           9,859,496
Small Cap................................           3,461,211
International............................          11,921,745
Core Growth..............................           7,155,806
S&P 500 Index............................           5,159,821

     Dow Target presently consists of the following types of portfolios:

                                                  NET ASSETS
                                                 (11/10/2000)
                                             ---------------------
Dow Target 10............................         $11,203,902
Dow Target 5.............................           2,464,542

     As compensation for its services to ONE Fund, the Adviser receives from ONE Fund fees on the basis of each portfolio's average daily net assets during the month for which the fees are paid based on the following schedule:

        - for each of the Income, Income & Growth and Growth portfolios, the fee is at an annual rate of 0.50% of the first $100 million of the average daily net assets in each portfolio, 0.40% of the next $150 million, and 0.30% of the average daily net assets in each portfolio over $250 million;

        - as to the Money Market portfolio, the fee is at an annual rate of 0.30% of the first $100 million, 0.25% of the next $150 million, and 0.20% of the average daily net assets over $250 million;

        - for the Small Cap portfolio, the fee is at an annual rate of 0.65% of the first $100 million, 0.55% of the next $150 million, and 0.45% of the average daily net assets over $250 million;

        - for the International portfolio, the fee is at the annual rate of 0.90% of the average daily net assets;

        - for the Core Growth portfolio, the fee is at an annual rate of 0.95% of the first $150 million, and 0.80% of the average daily net assets over $150 million;

        - for the S&P 500 Index portfolio, the fee is at an annual rate of 0.40% of average daily net assets.

     However, the Adviser is presently voluntarily waiving 0.15% of its fees in connection with the Money Market, Income, Income & Growth, Growth, and Small Cap portfolios of ONE Fund.

     As compensation for its services to Dow Target, the Adviser receives from Dow Target fees on the basis of each portfolio's average daily net assets during the month for which the fees are paid at an annual rate of 0.60% of the average daily net assets in each portfolio.

     During 1999, the Adviser received $444,341 in fees from ONE Fund and $45,993 in fees from Dow Target.

                          REASON FOR SHAREHOLDER VOTE

     On September 25, 2000, Pilgrim Baxter's parent, United Asset Management Corporation, was purchased by, and merged into, Old Mutual plc, a British company. As a result of this change of control, we need to execute a new Subadvisory Agreement with Pilgrim Baxter. The Board of Directors voted unanimously to approve a new Subadvisory Agreement that is identical to the current Subadvisory Agreement in every respect except for its effective date. The new Subadvisory Agreement will take effect on the same day the Core Growth portfolio's shareholders approve it. A copy of the new Subadvisory Agreement is attached to this proxy statement as Exhibit A.

     Pilgrim Baxter has managed the investments of the Core Growth portfolio since the portfolio's inception in January 1997. The change of control of Pilgrim Baxter's parent did not result in any change in the portfolio manager for the Core Growth portfolio, nor will it result in any other change in the portfolio's management or operations.

     Although the new Subadvisory Agreement is identical to our existing agreement with Pilgrim Baxter, you must vote to approve the new Subadvisory Agreement because, under the 1940 Act, the change of control of Pilgrim Baxter automatically terminates the current Subadvisory Agreement. The Board of Directors voted unanimously to continue the current Subadvisory Agreement in effect until the earlier of the date the new Subadvisory Agreement is approved by shareholders or 150 days from the change of control of Pilgrim Baxter. If you do not approve the new Subadvisory Agreement, the Adviser would need to take over management of the portfolio or we would need to find another subadviser.

     Being pleased with the services rendered by Pilgrim Baxter under the current Subadvisory Agreement, WE RECOMMEND THAT YOU VOTE TO APPROVE THE NEW SUBADVISORY AGREEMENT.

                             SHAREHOLDERS PROPOSALS

     The Fund is incorporated under Maryland law which does not require mutual funds to hold annual shareholders meetings. We generally intend to hold a meeting every three years to elect directors. We hold special meetings whenever necessary. Shareholders may have included in the proxy statement for the next shareholders meeting certain proposals for shareholder action to be introduced at the meeting. We must receive notice of any shareholder proposal at least 120 days before the next meeting for the proposal to be included in the proxy solicitation materials for that meeting.

                                                                       EXHIBIT A

                             SUB-ADVISORY AGREEMENT

     This Agreement is made as of the first day of February, 2001 by and between OHIO NATIONAL INVESTMENTS, INC., an Ohio corporation (the "Adviser"), and PILGRIM BAXTER & ASSOCIATES, LTD., a Delaware corporation (the "Sub-Adviser").

     WHEREAS, OHIO NATIONAL FUND, INC. (the "Fund"), is a Maryland corporation that is registered under the Investment Company Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the "1940 Act"); and

     WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the "Advisers Act"); and

     WHEREAS, the Adviser has been appointed as investment adviser to the Fund in accordance with the 1940 Act and the Advisers Act; and

     WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act and engages in the business of providing investment advisory services; and

     WHEREAS, the Fund has authorized the Adviser to appoint the Sub-Adviser, subject to the requirements of the 1940 Act and the Advisers Act, as a sub-adviser with respect to that portion of the assets of the Fund designated as the CORE GROWTH PORTFOLIO of the Fund on the terms and conditions set forth below;

     NOW, THEREFORE, IT IS HEREBY AGREED as follows:

Section 1. Investment Advisory Services

     (a) The Adviser hereby retains the Sub-Adviser, and the Sub-Adviser hereby accepts engagement by the Adviser, to supervise and manage on a fully-discretionary basis the cash, securities and other assets of the Core Growth Portfolio that the Adviser shall from time to time place under the supervision of the Sub-Adviser (such cash, securities and other assets initially and as same shall thereafter be increased or decreased by the investment performance thereof and by additions thereto and withdrawals therefrom by the Adviser shall hereinafter be referred to as the "Portfolio").

     (b) All activities by the Sub-Adviser on behalf of the Adviser and the Portfolio shall be in accordance with the investment objectives, policies and restrictions set forth in the 1940 Act and in the Fund's prospectus and statement of additional information, as amended from time to time (together, the "Prospectus") and as interpreted from time to time by the Board of Directors of the Fund and by the Adviser. All activities of the Sub-Adviser on behalf of the Adviser and the Portfolio shall also be subject to the due diligence oversight and direction of the Adviser.

     (c) Subject to the supervision of the Adviser, the Sub-Adviser shall have the sole and exclusive responsibility to select members of securities exchanges, brokers, dealers and futures commission merchants for the execution of transactions of the Portfolio and, when applicable, shall negotiate commissions in connection therewith. All such selections shall be made in accordance with the Fund's policies and restrictions regarding brokerage allocation set forth in the Prospectus.

     (d) In carrying out its obligations to manage the investments and reinvestments of the assets of the Portfolio, the Sub-Adviser shall:

          (1) obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolio or are under consideration for inclusion therein;

          (2) formulate and implement a continuous investment program for the Portfolio consistent with the investment objectives and related investment policies and restrictions for such Portfolio as set forth in the Prospectus; and

          (3) take such steps as are necessary to implement the aforementioned investment program by placing orders for the purchase and sale of securities.

     (e) In connection with the purchase and sale of securities of the Portfolio, the Sub-Adviser shall arrange for the transmission to the Adviser and the Portfolio's custodian on a daily basis such confirmation, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Portfolio. With respect to Portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Adviser shall arrange for the automatic transmission of the I.D. confirmation of the trade to the Portfolio's custodian.

     (f) In connection with the placement of orders for the execution of the Portfolio's securities transactions, the Sub-Adviser shall create and maintain all necessary records of the Portfolio as are required of an investment adviser of a registered investment company including, but not limited to, records required by the 1940 Act and the Advisers Act. All such records pertaining to the Portfolio shall be the property of the Fund and shall be available for inspection and use by the Securities and Exchange Commission, any other regulatory authority having jurisdiction, the Fund, the Adviser or any person retained by the Fund or the Adviser. Where applicable, such records shall be maintained by the Sub-Adviser for the period and in the place required by Rule 31a-2 under the 1940 Act.

     (g) The Sub-Adviser shall render such reports to the Adviser and/or to the Board of Directors of the Fund concerning the investment activity and composition of the Portfolio in such form and at such intervals as the Adviser or the Board may from time to time reasonably require.

     (h) In acting under this Agreement, the Sub-Adviser shall be an independent contractor and not an agent of the Adviser or the Fund.

Section 2. Expenses

     (a) The Sub-Adviser shall assume and pay all of its own costs and expenses, including those for furnishing such office space, office equipment, office personnel and office services as the Sub-Adviser may require in the performance of its duties under this Agreement.

     (b) The Fund shall bear all expenses of the Portfolio's organization and registration, and the Fund and Adviser shall bear all of their respective expenses of their operations and businesses not expressly assumed or agreed to be paid by the Sub-Adviser under this Agreement. In particular, but without limiting the generality of the foregoing, the Fund shall pay any fees due to the Adviser, all interest, taxes, governmental charges or duties, fees, brokerage and commissions of every kind arising hereunder or in connection herewith, expenses of transactions with shareholders of the Portfolio, expenses of offering interests in the Portfolio for sale, insurance, association membership dues, all charges of custodians (including fees as custodian and for keeping books, performing portfolio valuations and rendering other services to the
Fund), independent auditors and legal counsel, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to shareholders of the Fund, and all other costs incident to the Portfolio's existence.

Section 3. Use of Services of Others

     The Sub-Adviser may (at its expense except as set forth in Section 2 hereof) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Sub-Adviser with such statistical or factual information, such advice regarding economic factors and trends or such other information, advice or assistance as the Sub-Adviser may deem necessary, appropriate or convenient for the discharge of the Sub-Adviser's obligations hereunder or otherwise helpful to the Fund and the Portfolio.

Section 4. Sub-Advisory Fees

     In consideration of the Sub-Adviser's services to the Fund hereunder, the Sub-Adviser shall be entitled to a sub-advisory fee, payable monthly, at the annual rate of 0.65% of the first fifty million dollars ($50,000,000) of the average daily net assets of the Portfolio during the month preceding each payment, 0.60% of the next one hundred million dollars ($100,000,000) of the average daily net assets of the Portfolio, and 0.50% of the average daily net assets of the Portfolio in excess of one hundred and fifty million dollars ($150,000,000) (the "Sub-Advisory Fee"). The Sub-Advisory Fee shall be accrued for each calendar day and the sum of the daily Sub-Advisory Fee accruals shall be paid monthly to the Sub-Adviser on or before the fifth business day of the next succeeding month. The daily fee accruals will be computed on the basis of the valuations of the total net assets of the Portfolio as of the close of business each day. The Sub-Advisory Fee shall be payable solely by the Adviser, and the Fund shall not be liable to the Sub-Adviser for any unpaid Sub-Advisory Fee.

Section 5. Limitation of Liability of Sub-Adviser

     (a) The Sub-Adviser shall be liable for losses resulting from its own acts or omissions caused by the Sub-Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its duties under this Agreement, and nothing herein shall protect the Sub-Adviser against any such liability to the shareholders of the Fund or to the Adviser. The Sub-Adviser shall not be liable to the Fund or to any shareholder of the Fund or to the Adviser for any claim or loss arising out of any investment or other act or omission in the performance of the Sub-Adviser's duties under this Agreement, or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Fund's assets maintained with custodians or securities depositories in foreign countries, or from any political acts of any foreign governments to which such assets might be exposed, or for any tax of any kind (other than taxes on the Sub-Adviser's income), including without limitation any statutory, governmental, state, provincial, regional, local or municipal imposition, duty, contribution or levy imposed by any government or governmental agency upon or with respect to such assets or income earned with respect thereto (collectively "Taxation"). Notwithstanding the foregoing sentence, the Sub-Adviser shall be liable for taxes or tax penalties incurred by the Fund for any failure of the Portfolio to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 as amended as a result of the Sub-Adviser's management of the Portfolio.

     (b) In the event the Sub-Adviser is assessed any Taxation in respect of the assets, income or activities of the Portfolio, the Adviser and the Fund jointly will indemnify the Sub-Adviser for all such amounts wherever imposed, together with all penalties, charges, costs and interest relating thereto and all expenditures, including reasonable attorney's fees, incurred by the Sub-Adviser in connection with the defense or settlement of any such assessment. The Sub-Adviser shall undertake and control the defense or settlement of any such assessment, including the selection of counsel or other professional advisers, provided that the selection of such counsel and advisers and the settlement of any assessment shall be subject to the approval of the Adviser and the Fund, which approvals shall not be unreasonably withheld. The Adviser and the Fund shall have the right to retain separate counsel and assume the defense or settlement on behalf of the Adviser and the Fund, as the case may be, of any such assessment if representation of the Adviser and the Fund by counsel selected by the Sub-Adviser would be inappropriate due to actual or potential conflicts of interest.

Section 6. Services to Other Clients and the Fund

     (a) Subject to compliance with the 1940 Act, nothing contained in this Agreement shall be deemed to prohibit the Sub-Adviser or any of its affiliated persons from acting, and being separately compensated for acting, in one or more capacities on behalf of the Fund. The Adviser and the Fund understand that the Sub-Adviser may act as investment manager or in other capacities on behalf of other customers including entities registered under the 1940 Act. While information, recommendations and actions which the Sub-Adviser supplies to and does on behalf of the Portfolio shall in the Sub-Adviser's judgment be appropriate under the circumstances in light of the investment objectives and policies of the Fund, as set forth in the Prospectus delivered to the Sub-Adviser from time to time, it is understood and agreed that they may be different from the information, recommendations and actions the Sub-Adviser or its affiliated persons supply to or do on behalf of other clients. The Sub-Adviser and its affiliated persons shall supply information, recommendations and any other services to the Portfolio and to any other client in an impartial and fair manner in order to seek good results for all clients involved. As used herein, the term "affiliated person" shall have the meaning assigned to it in the 1940 Act.

     (b) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other customers, the Sub-Adviser may, to the extent permitted by applicable law, aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Sub-Adviser may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other customers.

     (c) The Sub-Adviser agrees to use the same skill and care in providing services to the Fund as it uses in providing services to other similar accounts for which it has investment responsibility. The Sub-Adviser will conform with all applicable rules and regulations of the Securities and Exchange Commission.

Section 7. Reports to the Sub-Adviser

     The Adviser shall furnish to the Sub-Adviser the Prospectus, proxy statements, reports and other information relating to the business and affairs of the Fund as the Sub-Adviser may, at any time or from time to time, reasonably require in order to discharge the Sub-Adviser's duties under this Agreement.

Section 8. Term of Agreement

     Provided that this Agreement shall have first been approved by the Board of Directors of the Fund, including a majority of the members thereof who are not interested persons (as defined in the 1940 Act) of either party, by a vote cast in person at a meeting called for the purpose of voting such approval, then this Agreement shall be effective on the date hereof. Unless earlier terminated as hereinafter provided, this Agreement shall continue in effect until approved by a majority vote of the voting securities of the Portfolio, at a meeting to take place not more than one year after the effective date of the Fund's registration statement relating to the Portfolio. Thereafter, this Agreement shall continue in effect from year to year, subject to approval annually by the Board of Directors of the Fund or by vote of a majority of the voting securities of the Portfolio and also, in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such person.

Section 9. Termination of Agreement; Assignment

     (a) This Agreement may be terminated by either party hereto without the payment of any penalty, upon 90 days' prior notice in writing to the other party and to the Fund, or upon 60 days' written notice by the Fund to the two parties; provided, that in the case of termination by the Fund such action shall have been authorized by resolution of a majority of the Board of Directors of the Fund or by vote of a majority of the voting securities of the Portfolio. In addition, this Agreement shall terminate upon the later of (1) the termination of the Adviser's agreement to provide investment advisory services to the Fund or (2) notice to the Sub-Adviser that the Adviser's agreement to provide investment advisory services to the Fund has terminated.

     (b) This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

     (c) Termination of this Agreement for any reason shall not affect rights of the parties that have accrued prior thereto.

Section 10. Notices

     (a) The Sub-Adviser agrees to promptly notify the Adviser of the occurrence of any of the following events: (1) any change in the Portfolio's portfolio manager; (2) the Sub-Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; (3) the Sub-Adviser is the subject of any action, suit, proceeding, inquiry or investigation at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio; or (4) any change in control of the Sub-Adviser.

     (b) Any notice given hereunder shall be in writing and may be served by being sent by telex, facsimile or other electronic transmission or sent by registered mail or by courier to the address set forth below for the party for which it is intended. A notice served by mail shall be deemed to have been served seven days after mailing and in the case of telex, facsimile or other electronic transmission twelve hours after dispatch thereof. Addresses for notice may be changed by written notice to the other party.

     If to the Adviser:

     Ohio National Investments, Inc.
     P.O. Box 237
     Cincinnati, Ohio 45201
     Fax No. (513) 794-4506

     With a copy to:

     Christopher A. Carlson, President
     Ohio National Investments, Inc.
     P.O. Box 237
     Cincinnati, Ohio 45201

     If to the Sub-Adviser:

     Harold J. Baxter, Chairman and CEO
     Pilgrim Baxter & Associates, Ltd.
     825 Duportail Road
     Wayne, Pennsylvania 19087
     Fax No. (610) 989-3850

Section 11. Governing Law

     This Agreement shall be governed by and subject to the requirements of the laws of the State of Ohio without reference to the choice of law provisions thereof.

Section 12. Applicable Provisions of Law

     The Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control.

Section 13. Counterparts

     This Agreement may be entered into in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

     IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the day and year first above written.

                                          OHIO NATIONAL INVESTMENTS, INC.

                                          By:
                                          --------------------------------------
                                            Christopher A. Carlson, President

                                          PILGRIM BAXTER & ASSOCIATES, LTD.

                                          By:
                                          --------------------------------------
                                            Harold J. Baxter,
                                            Chairman and Chief Executive Officer

Accepted and Agreed:
OHIO NATIONAL FUND, INC.
By:
----------------------------------------------------
    John J. Palmer, President

                              VOTING INSTRUCTIONS

                            OHIO NATIONAL FUND, INC.

I (we) acknowledge receipt of a copy of the Notice of Shareholders' Meeting, Proxy Statement and annual report. I (we) instruct Ohio National Life to vote the Ohio National Fund, Inc., shares attributable to my (our) variable contract at the special meeting of shareholders to be held on February 1, 2001, (and at any adjournments of that meeting) as specified below, and in accordance with their best judgment on any other business that may properly come before the meeting. THESE INSTRUCTIONS RELATE TO A SOLICITATION BY THE BOARD OF DIRECTORS.
--------------------------------------------------------------------------------

          To approve the new Subadvisory Agreement with Pilgrim Baxter & Associates, Ltd.:
          For      or       Against      or       Abstain
          [ ]               [ ]                   [ ]

Dated: ---------------------
                                                 ----------------------------------------------------------
                                                               Signature of Contract Owner(s)

     Please sign your name as it appears on the back of this form. If signing for an estate, trust or corporation, state your title or capacity. If joint owners, each should sign. Please return these voting instructions in the envelope provided.

                            OHIO NATIONAL FUND, INC.

                           PARTICIPANT'S INSTRUCTIONS

                        TO PLAN TRUSTEE OR ADMINISTRATOR

I request that you vote the Ohio National Fund, Inc. shares attributable to my interest in the variable contract at the special meeting of Fund shareholders to be held on February 1, 2001, as specified below. THESE INSTRUCTIONS RELATED TO A SOLICITATION BY THE BOARD OF DIRECTORS.
--------------------------------------------------------------------------------

          To approve the new Subadvisory Agreement with Pilgrim Baxter & Associates, Ltd.:
          For      or       Against      or       Abstain
          [ ]               [ ]                   [ ]

Dated: ---------------------
                                                 ----------------------------------------------------------
                                                                  Signature of Participant